UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  03/24/2011

LRAD Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  000-24248

Delaware	87-0361799
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

15378 Avenue of Science, Ste 100,
San Diego, California 92128
(Address of principal executive offices, including zip code)

858-676-1112
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Item 5.07.   Submission of Matters to a Vote of Security Holders

(a)        On March 24, 2011, the Company held its annual meeting of stockholders.

(b)        The following items of business were voted upon by stockholders at the annual meeting:
1.        Directors were elected to serve for the ensuing year and until their successors are elected. The voting results were as follows:
            Name                                   For               Withheld        Broker Non-Votes
          Thomas R. Brown               6,164,203        2,167,919              13,825,034
          Helen C. Adams                  7,890,215         441,907               13,825,034
          Laura M. Clague                  7,888,465         443,657               13,825,034
          Raymond C. Smith              7,886,165          445,957               13,825,034

2.        Ratification of the selection of Squar, Milner, Peterson, Miranda and Williamson, LLP, as the independent registered public accounting firm of the Company for its fiscal year ending September 30, 2011.

                  For                 Against            Abstain
             22,020,448           64,487            72,221

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LRAD Corporation

Date: March 28, 2011	By:	/s/ Katherine H. McDermott
Katherine H. McDermott
Chief Financial Officer